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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): NOVEMBER 30, 2001



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                      DELAWARE                         1-13086                            04-2515019
              (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)



            515 POST OAK BLVD., SUITE 600
                   HOUSTON, TEXAS                                                            77027
      (Address of Principal Executive Offices)                                            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                        EXHIBIT INDEX APPEARS ON PAGE 4
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ITEM 5.   OTHER EVENTS

JOHNSON SCREEN ACQUISITION

         On November 30, 2001, we completed the acquisition of the Johnson Screens division of Vivendi Environnement for $110 million. A copy of the press release announcing the closing of the Johnson Screens acquisition is filed as
Exhibit 99.1 and is incorporated in this report by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated November 30, 2001, announcing the closing of the Johnson Screens acquisition.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEATHERFORD INTERNATIONAL, INC.



Dated: December 4, 2001                        /s/ BURT M. MARTIN
                                    --------------------------------------------
                                                   Burt M. Martin
                                               Vice President - Law




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                                INDEX TO EXHIBITS



         Number                                    Exhibit
         ------                                    -------
          99.1            Press release dated November 30, 2001, announcing the closing of the Johnson Screens acquisition.





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